Other Assets, Net	12 Months Ended
Dec. 31, 2011
Other Assets, Net [Abstract]
Other Assets, Net

13. OTHER ASSETS, NET:

	As of December 31, (in thousands)
	2010 (As restated)	2011
Prepayment for an office building	$59,794	$125,696
Deferred tax assets, net	2,733	3,605
Others	420	1,064

Total	$62,947	$130,365

In August 2010, Changyou entered into agreements with a property developer for the purchase of an office building, to be built in Beijing. The Office building is to serve as Changyou's headquarters, with an area of approximately 56,549 square meters at a price of approximately $158.1 million. As of December 31, 2011, Changyou had paid $125.7 million to the property developer.